Exhibit 99.1

                    TRANSGENOMIC SECURES ADDITIONAL FINANCING

  Converts $1.8 Million to Equity and Extends Borrowing Base Limitation Waiver

    OMAHA, Neb., March 18 /PRNewswire-FirstCall/ -- Transgenomic Inc. (Nasdaq:
TBIO) announced today that it has concluded negotiations with Laurus Master Fund, Ltd. aimed at firming up its financing for ongoing operations. Laurus has agreed to extend until March 31, 2006 a previously issued waiver to the borrowing base limitation contained in its revolving facility with the Corporation, thereby making the full $7.5 million revolving facility available throughout 2005. In addition, Laurus agreed to convert approximately $1.8 million outstanding on the revolving note to equity, freeing up that amount for future needs.

    Transgenomic CEO, Collin D'Silva, stated that today's transaction and waiver extension help ensure that the Company has the wherewithal to execute its business plan: "These transactions with Laurus, combined with the cost savings and refocusing on our core BioSystems business that is a result of our recently-completed restructuring, position us to aggressively pursue our goal of positive cash flow and profitability."

    About Transgenomic

    Transgenomic provides versatile and innovative research tools and related consumable products. Transgenomic's BioSystems segment offers its WAVE Systems and associated consumables. These systems are specifically designed for use in genetic variation detection and single- and double-strand DNA/RNA analysis and purification. These systems have broad applicability to genetic research and molecular diagnostics. To date there have been approximately one thousand systems installed in over 30 countries around the world. In addition, the BioSystems segment offers WAVE-based biomarker discovery and validation services in support of translational research, pre-clinical and clinical studies. Through its nucleic acids business segment, Transgenomic provides specialty chemicals, including advanced nucleic acid building blocks and associated reagents used in the manufacture of synthetic oligonucleotides. For more information about the innovative genomics research tools developed and marketed by Transgenomic, please visit the company's Web site at www.transgenomic.com.

    Forward-Looking Statement

    Certain statements in this press release constitute "forward-looking statements" of Transgenomic within the meaning of the Private Securities Litigation Reform Act of 1995, which involve known and unknown risks, uncertainties and other factors that may cause our actual results to be materially different from any future results, performance or achievements expressed or implied by such statements. Forward-looking statements include, but are not limited to, those with respect to management's current views and estimates of future economic circumstances, industry conditions, company performance and financial results, including the adequacy of the Corporation's finances to execute its business plan and progress toward positive cash flow

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and profitability. The known risks, uncertainties and other factors affecting these forward-looking statements are described from time to time in Transgenomic's reports to the Securities and Exchange Commission. Any change in such factors, risks and uncertainties may cause the actual results, events and performance to differ materially from those referred to in such statements. Accordingly, the company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 with respect to all statements contained in this press release. All information in this press release is as of the date of the release and Transgenomic does not undertake any duty to update this information, including any forward-looking statements, unless required by law.

SOURCE  Transgenomic Inc.
    -0-                             03/18/2005
    /CONTACT: Mitchell L. Murphy, +1-402-452-5418, mmurphy@transgenomic.com, or Robert J. Pogulis, Ph.D., +1-845-782-9617, rpogulis@transgenomic.com, both of Transgenomic Inc./
    /Web site:  http://www.transgenomic.com /